SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                 AMENDMENT NO. 1


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 27, 1996
                                 Date of Report
                        (Date of Earliest Event Reported)


                       CONTINENTAL WASTE INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                 0-22602                      11-2909512
 (State of Incorporation)   (Commission File No.)            (IRS Employer
                                                         Identification Number)


                           67 Walnut Avenue, Suite 103
                             Clark, New Jersey 07066
                    (Address of Principal Executive Offices)




       Registrant's Telephone Number, Including Area Code: (908) 396-0018

Item 7. Financial Statements and Exhibits. Amended by filing the following financial statements and pro forma financial information.


Acquired Businesses:


Statewide Environmental Contractors, Inc.

 Financial Statements

 Independent Auditors' Report.............................................. F-1

 Balance Sheet as of December 31, 1995..................................... F-4

 Statement of Income for the year ended December 31, 1995.................. F-6

 Statement of Stockholders' Impairment for the year ended December 31, 1995 F-7

 Statement of Cash Flows for the year ended December 31, 1995.............. F-8

 Notes to Financial Statements............................................. F-9

Recycling Industries, Inc.

 Independent Auditors' Report............................................. F-17

 Balance Sheet as of March 31, 1996....................................... F-20

 Statement of Operations for the year ended March 31, 1996................ F-21

 Statement of Stockholders' Equity for the year ended March 31, 1996...... F-22

 Statement of Cash Flows for the year ended March 31, 1996................ F-23

 Notes to Financial Statements............................................ F-24

Statewide Environmental Contractors, Inc.

 Unaudited Interim Financial Statements

 Independent Auditors Report.............................................. F-28

 Statewide Environmental Contractors, Inc. Balance Sheet as of
       March 31, 1996..................................................... F-31

 Statement of Operations for the three months ended March 31, 1996........ F-33

 Statement of Stockholders' Impairment for the three months ended
       March 31, 1996..................................................... F-34

 Consolidated Statement of Cash Flows for the three months ended
       March 31, 1996..................................................... F-35

Recycling Industries, Inc.

 Independent Auditors' Report............................................. F-44

 Balance Sheet as of March 31, 1996....................................... F-47

 Statement of Income and Retained Earnings for the three months ended March 31, 1996............................................... F-48

 Statement of Cash Flows for the three months ended March 31, 1996........ F-49

 Notes to Financial Statements............................................ F-50

Unaudited Pro Forma Combining Financial Statements:

Continental Waste Industries, Inc. and Subsidiaries

 Adjusted Combining Balance Sheet as of March 31, 1996.................... F-54

 Pro Forma Combining Statement of Income for the year ended
       December 31, 1995.................................................. F-55

 Pro Forma Combining Statement of Income for the three months ended March 31, 1996............................................... F-56

 Notes to Unaudited Pro Forma Combining Financial Statements.............. F-57


Exhibits:                                                                   No.
 Consent of Independent Auditor...........................................  23-1

              [LETTERHEAD OF ROSENBERG RICH BAKER BERMAN & CO.]


                          Independent Auditors' Report


To the Board of Directors and Stockholders of Statewide Environmental Contractors, Inc.


We have audited the accompanying balance sheet of Statewide Environmental Contractors, Inc. as of December 31, 1995 and the related statement of income, and stockholders' impairment and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Statewide Environmental Contractors, Inc. as of December 31, 1995, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.



ROSENBERG RICH BAKER BERMAN & CO.

Bridgewater, New Jersey
July 30, 1996

                        Statewide Environmental Contractors, Inc.

                                   Financial Statements

                               Year Ended December 31, 1995

                    Statewide Environmental Contractors, Inc.
                        Index to the Financial Statements
                                December 31, 1995




                                                                        Page

Independent Auditors' Report..........................................  F-1

Financial Statements

     Balance Sheet....................................................  F-4

     Statement of Income..............................................  F-6

     Statement of Stockholders' Impairment............................  F-7

     Statement of Cash Flows..........................................  F-8

     Notes to the Financial Statements................................F-9 - F-16

                    Statewide Environmental Contractors, Inc.
                                  Balance Sheet
                                December 31, 1995







           Assets
Current Assets
     Cash                                                  $        209,561
     Accounts receivable, net of allowance for doubtful
        accounts of $118,832                                      1,050,124
     Note receivable - related company                              100,743
     Prepaid expenses                                                45,129
     Mortgage receivable, current portion                             4,081
     Deferred tax asset                                              40,000
     Bid deposit                                                      3,012
                                                             --------------

           Total Current Assets                                   1,452,650
                                                             --------------

Fixed Assets
     Vehicles                                                     2,526,959
     Containers                                                   1,421,984
     Machinery and equipment                                        153,569
     Leasehold improvements                                         274,936
     Furniture and fixtures                                         257,506
                                                             --------------

           Subtotal                                               4,634,954
     Less: accumulated depreciation and amortization              3,642,247
                                                             --------------
           Total                                                    992,707
                                                             --------------

Other Assets
     Mortgage receivable - non-current portion                      161,302
     Customer accounts (net of amortization of $608,273)            133,979
     Security deposits                                                3,215
                                                             --------------

           Total Other Assets                                       298,496
                                                             --------------
                                                           $      2,743,853
           Total Assets
                                                             ==============






See notes to the financial statements.

           Liabilities and Stockholders' Impairment
Current Liabilities
     Current maturities of long-term debt                           287,668
     Current maturities of capital lease obligations                 74,526
     Accounts payable                                                97,284
     Accrued expenses                                               178,674
     Payroll taxes payable                                           17,260
     Due to related companies                                       334,476
     Income taxes payable                                            17,000
                                                             --------------
           Total Current Liabilities                              1,006,888
                                                             --------------

Long-Term Liabilities
     Notes payable, less current maturities                       3,239,298
     Capital lease obligations, less current maturities             187,312
     Deferred income taxes                                          182,000
                                                             --------------
           Total Long-Term Liabilities                            3,608,610
                                                             --------------
           Total Liabilities                                      4,615,498
                                                             --------------

Stockholders' Impairment
     8% noncumulative convertible preferred stock,
       $1,000 par value, 7,050 shares authorized
       and issued; 5,875 outstanding                              5,875,000
     Class A common stock, $1.00 par value; 3,000
       shares authorized and issued;
       2,500 outstanding                                              2,500
     Class B nonvoting common stock, no par value,
       3,000 shares authorized and issued;
       2,500 outstanding                                              2,500
     Accumulated deficit                                        (6,927,645)
                                                             --------------
                                                                (1,047,645)
     Less: treasury stock                                           824,000
                                                             --------------
           Total Stockholders' Impairment                       (1,871,645)
                                                             --------------
           Total Liabilities and Stockholders' Impairment  $      2,743,853
                                                             ==============
                                        F-5

                    Statewide Environmental Contractors, Inc.
                               Statement of Income
                          Year Ended December 31, 1995





Sales                                                          $      9,416,042
                                                                ---------------

Operating expenses                                                    6,706,466
Depreciation                                                            255,425
                                                                ---------------
     Total Operating Expenses                                         6,961,891
                                                                ---------------

Gross Profit                                                          2,454,151
                                                                ---------------

General and administrative expenses                                   1,933,486
Depreciation and amortization                                           195,795
                                                                ---------------
     Total General and Administrative Expenses                        2,129,281
                                                                ---------------

Income From Operations                                                  324,870
                                                                ---------------

Other Income (Expenses)
     Interest expense, net of interest income of $22,806              (281,265)
     Gain on sale of fixed assets                                        17,191
     Miscellaneous income                                                 3,866
                                                                ---------------

           Total Other Income (Expense)                               (260,208)
                                                                ---------------

Income Before Income Taxes                                               64,662

Income Taxes                                                             16,701
                                                                ---------------
                                                               $         47,961
Net Income
                                                                ===============








See notes to the financial statements.

                    Statewide Environmental Contractors, Inc.
                      Statement of Stockholders' Impairment
                          Year Ended December 31, 1995



                                  8% Noncumulative       Class A            Class B
                                  Preferred Stock      Common Stock       Common Stock
                               ---------------------   -------------    ----------------
                               Convertible  $1,000             $1.00               No      Treasury     Accumulated
                                 Shares       Par      Shares   Par      Shares    Par       Stock        Deficit        Total
                               ---------- ----------   ------  ------    ------  -------   ---------    ------------    ---------

Balance - January 1, 1995,
 as previously reported           7,050   $  616,770    3,000  $1,000     3,000   $1,000    $     -     $  (215,289)  $   403,481

Capital stock conversions
   prior period adjustment            -    6,433,230        -   2,000         -    2,000          -      (6,437,230)           -
                                -------    ---------   ------  ------    ------   ------   --------     -----------    ----------

Other prior period
   adjustments                        -           -         -      -          -        -          -        (323,087)     (323,087)
                                -------    ---------   ------  ------    ------   ------   --------     -----------    ----------

Balance at January 1, 1995,
 as restated                      7,050    7,050,000    3,000   3,000     3,000    3,000          -      (6,975,606)      80,394

Purchase of 1,000 shares of
   its common and 1,175
   shares of its preferred
   stock from deceased
   shareholder                   (1,175)  (1,175,000)    (500)  (500)     (500)     (500)   (824,000)           -     (2,000,000)

Net income year ended
   December 31, 1995                  -           -         -      -          -        -           -        47,961        47,961
                                -------   ----------   ------   ------    ------  ------   ---------    -----------    ----------
                                  5,875   $5,875,000    2,500   $2,500    2,500   $2,500   $(824,000)  $(6,927,645)  $(1,871,645)
Balance - December 31, 1995
                                =======   ==========   ======   ======   ======   ======   ==========  ============  ============



See notes to the financial statements.

                    Statewide Environmental Contractors, Inc.
                             Statement of Cash Flows
                          Year Ended December 31, 1995



Cash Flows From Operating Activities
Net Income                                                  $        47,961
Adjustments to Reconcile Net Income to Net Cash Provided
  by Operating Activities
    Depreciation and amortization                                   451,220
    Gain on sale of fixed assets                                   (17,191)
    Deferred income taxes                                          (77,000)
    Provision for losses on accounts receivable                      33,339
Changes in Assets and Liabilities
    Accounts receivable                                            (95,731)
    Prepaid expenses                                                122,131
    Employee loan                                                     1,200
    Bid deposit                                                     (3,013)
    Accounts payable                                              (235,887)
    Accrued expenses                                                (2,753)
    Payroll taxes payable                                            10,380
    Due to related companies                                       (57,657)
    Income taxes payable                                             12,828
                                                            ---------------
           Net Cash Provided by Operating Activities                189,827
                                                            ---------------
Cash Flows From Investing Activities
    Purchase of containers                                         (46,399)
    Proceeds from sale of fixed assets                               31,656
    Purchase of equipment                                          (16,407)
    Principal payments on mortgage receivable                         3,730
    Loan to related company                                       (100,743)
                                                            ---------------
           Net Cash Used in Investing Activities                  (128,163)
                                                            ---------------
Cash Flows From Financing Activities
    Principal payments, capitalized lease obligations             (101,858)
    Principal payments on notes payable                           (498,457)
    Officer loan repayments                                        (45,070)
    Proceeds from notes payable                                     239,000
                                                            ---------------
           Net Cash Used in Financing Activities                  (406,385)
                                                            ---------------
Net (Decrease) in Cash                                            (344,721)
Cash, January 1, 1995                                               554,282
                                                            ---------------
Cash, December 31, 1995                                     $       209,561
                                                            ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION Cash paid during the year for:
      Interest                                              $       304,071
      Income taxes                                                   82,172
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND
 FINANCING ACTIVITIES:

    The Company purchased 1,000 and 1,175 shares of its common and preferred stock in January 1995 which was financed with a $2,000,000 note.

See notes to the financial statements.

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements






SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Organization
         Statewide Environmental Contractors, Inc. (the "Company") was incorporated in the state of New Jersey in February, 1963. The company is licensed by the State of New Jersey Board of Public Utilities to engage in the business of solid waste collection and disposal. The Company services commercial businesses throughout central New Jersey.

     Depreciation and Amortization
         The cost of property, plant and equipment is depreciated for financial reporting purposes on a straight-line basis over the estimated useful lives of the assets: 7 years for vehicles, 10 years for containers and 5-10 years for furniture and equipment. Leasehold improvements are amortized over the shorter of the estimated useful lives or the underlying lease term. Repairs and maintenance expenditures which do not extend the useful lives of the related assets are expensed as incurred.

         For Federal income tax purposes, depreciation is computed under accelerated methods over the asset's class life.

     Amortization
         Customer accounts are being amortized over 10 years on a straight-line basis.

     Use of Estimates
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF BUSINESS AND CREDIT RISK

     The Company provides credit in the normal course of business to customers located in New Jersey. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information.

     As of the balance sheet date, cash at the Company's financial banking institution exceeded the federally insured limit of $100,000 by $237,000.

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements



LONG-TERM DEBT

     Long-term debt consists of the following installment notes.


     Charles Macaluso
         Under an agreement dated August 10, 1992, Statewide Environmental Contractors, Inc. will pay $586,941 to Charles Macaluso in 144 equal monthly installments (beginning August 15, 1992 at $6,515) with interest at 8.5% for the first 60 payments and prime plus 1% for the next 84 payments subject to a minimum rate of 8.5% and a maximum rate of 10%. Real estate, owned by Lomac Realty shall act as collateral, under a fourth mortgage. Certain officers of Statewide Environmental Contractors, Inc. have guaranteed payment of this obligation. This loan was paid off in July 1996 by the officers.
                                                                     $   475,221
     Joseph Macaluso
         Under an agreement dated October 23, 1992, Statewide Environmental Contractors, Inc. will pay $112,838 to Joseph Macaluso in 99 equal monthly installments of $1,561 which will include interest at 8% beginning November 25, 1992. Macaluso accepted this note as full and complete settlement of all deferred obligations due to Macaluso under a January 2, 1984 stock transfer and sale of partnership interest. This note is secured with a second mortgage in real property owned by Lomac Realty. This loan was paid off in July, 1996 by the officers.
                                                                          78,009
     Joseph Macaluso
         Under a January 1984 agreement for stock transfer and sale of partnership interest, Statewide Environmental Contractors, Inc. agreed to pay $445,384 to Macaluso in 120 equal monthly installments of $5,642 with interest at 9%, beginning February 1, 1991 until January 1, 2001. This note is secured with a second mortgage in real property owned by Lomac Realty. This loan was paid off in July 1996 by the officers.
                                                                         275,368
     Margaret Macaluso
         Under a January 1984 agreement for stock transfer and sale of partnership interest, Statewide Environmental Contractors, Inc. agreed to pay Robert Macaluso (which was subsequently assigned to Margaret Macaluso) $445,480 beginning February 1, 1991 in 120 equal monthly installments of $5,642 including interest at 9% per annum. This note is secured with a third mortgage interest in real property owned by Lomac Realty. This loan was paid off in July, 1996 by the officers.
                                                                         275,388
     Margaret Macaluso
         Under an  agreement  dated  November  1, 1993  Statewide  Environmental
         Contractors, Inc. agreed to pay Margaret Macaluso $107,197 in settlement of all unpaid obligations under the original January 1984 stock transfer and sale of partnership interest agreement. The $107,197 is payable in 88 equal monthly installments of $1,358, including interest at 3%, beginning November 5, 1993 until February 5, 2001. This note is secured with a third mortgage interest in real property owned by Lomac Realty. The loan was paid off in July, 1996 by the officers.
                                                                          77,930

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements


LONG-TERM DEBT, Continued


          State of New Jersey
          $400,000 damage claim settlement payable in 60 monthly installments beginning January 1992 with a $25,000 down payment. The initial 12 monthly installments were $4,583 principal only with no interest. The remaining 48 monthly installments are $8,051 (principal of $6,667 and interest of $1,385) with the final payment in February, 1997. The loan was paid off in July, 1996 by the officers.
                                                                         93,334

          Valley  National Bank
          $239,000 vehicle note payable in 60 monthly installments of $3,983 plus interest at the bank's prime lending rate, plus 1%. This loan is secured by Valley National's lien and right of set-off on twelve (12) trucks listed in the loan agreement. This loan was paid off in July 1996 by the officers.
                                                                         239,000

          Estate of Former Shareholder
          Under the Company's shareholders' agreement the Company was obligated to purchase all shares (common and preferred) of a deceased shareholder (December 1994). The sale and loan agreement was executed in 1996, with an effective date of January 11, 1995 at an agreed price of $2,000,000. The note requires payments of interest only at 6% from January 1995 to March 1996 and 2% above the one year treasury bill rate thereafter until January 1, 2000 at which time the principal will be paid in 120 equal monthly installments including interest at 2% above the one year treasury bill rate. The loan is secured by a mortgage and collateral assignment of leases on real property located in South Plainfield (owned by Lomac Realty, a related company). Lomac Realty and Recycling Industries, Inc. also guaranteed payment on the loan. The loan was paid off in July, 1996 by Continental Waste Industries in closing of the acquisition (see subsequent event note).
                                                                       2,000,000

          Ford  Motor  Credit
          Vehicle note payable in 48 monthly installments including interest at 9.9%, of $422. Final payment is due November 1, 1988. The note was paid off in July 1996 by the officers of the Company.
                                                                       $  12,716
                                                                 ---------------

     Total                                                             3,526,966
     Less: current portion                                               287,668
                                                                 ---------------
     Long-Term Portion                                          $      3,239,298
                                                                 ===============

Following are maturities of long-term debt as of December 31, 1995 for each of the next five years:


1996                                      $        287,668
1997                                               234,789
1998                                               235,962
1999                                               247,502
2000                                               477,547
Thereafter                                       2,043,498
                                           ---------------
                                          $      3,526,966
                                           ===============

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements





CAPITAL LEASE OBLIGATIONS

     The Company leases certain vehicles under capital leases expiring in various years through 1999. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset at the inception of the lease. The assets are amortized over their estimated productive lives. Amortization of assets under capital leases is included in depreciation expense.

         Properties under capital leases are as follows:


Vehicles                               $        227,932
Office equipment                                 36,997
Machinery and equipment                         139,101
                                        ---------------
                                                404,030
Less: accumulated depreciation                   94,923
                                        ---------------
                                       $        309,107
                                        ===============


     The Company is the lessee of vehicles, communication equipment and computer equipment under capital leases expiring in various years through December 1999. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The assets are depreciated over the lower of their related lease terms or their estimated productive lives. Depreciation of assets under capital leases is included in depreciation expense.

     The Company is obligated under the following capital leases:


                                    Net
                                  Present
                                  Value of                                   Capital-
                       Original   Minimum     Final     Monthly    Capital-   ized
                         Lease     Lease     Payment     Lease      ized     Interest
        Lessor            Date    Payments     Date    Obligation    Cost      Rate
- --------------------   --------  ---------   -------   ----------  --------  --------

RDL Leasing              7-93     $  7,179   7-01-97   $   437.84  $ 14,842    19 %
Bell Atlantic Tricon     8-91        2,519   5-01-96       308.19    11,355    24
Bell Atlantic Tricon     8-93        5,349   7-01-97       306.80    10,800    17
Texton Financial         6-94       56,261   3-15-98     2,417.00    91,832    13
Texton Financial         7-94       84,505   7-01-99     2,444.00   136,100    13
Texton Financial        12-94      106,025   12-15-99    2,825.60   139,101    13
                                 ---------   --------   ---------  --------
                                 $ 261,838             $ 8,739.43  $404,030
                                 =========             ==========  ========


                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements



CAPITAL LEASE OBLIGATIONS, Continued

     Minimum future lease payments under capital leases as of December 31, 1995 for the next five years are:


1996                                                $        102,716
1997                                                          97,452
1998                                                          70,486
1999                                                          51,015
2000                                                               -
                                                      --------------
Total Minimum Lease Payments                                 321,669
Less: Amount representing interest                            59,831
                                                      --------------
Present Value of Net Minimum Lease Payments                  261,838
Less: current maturities of capital lease obligations         74,526
                                                      --------------
Obligations under capital leases, excluding current   $      187,312
maturities
                                                       ==============

RELATED PARTY TRANSACTIONS

     Statewide Environmental Contractors, Inc. rents office, yard and garage space from the entities listed below whose owners are officers and shareholders of Statewide Environmental Contractors, Inc. For the years ended December 31, 1995 rent expense was paid to the following related entities under operating leases:



Lomac Realty                                        $         25,308
Lincoln Blvd. Associates                                      34,308
Nick Lemmo                                                    19,200
Dilex Realty                                                 128,868
                                                     ---------------
     Total                                          $        207,684
                                                     ===============


     Disposal Costs
     For the year ended December 31, 1995, Statewide Environmental Contractors, Inc. was charged $3,029,203 by Recycling Industries, a company controlled by officers/shareholders of Statewide Environmental Contractors, Inc. for disposal at Recycling Industries' material recovery facility.

     Revenue
     For the year ended December 31, 1995, Statewide Environmental Contractors, Inc. was charged $82,500 by Recycling Industries, Inc. for outbound hauling from Recycling Industries material recovery facility.

     Equipment Repairs
     For the year ended December 31, 1995, Statewide Environmental Contractors, Inc. was charged $237,798 by Recycling Industries, Inc. for its vehicle and equipment repairs.

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements




RELATED PARTY TRANSACTIONS, Continued

     Insurance
     Statewide Environmental Contractors, Inc.'s insurance policies included Recycling Industries, Inc. operations. For the year ended December 31, 1995, Statewide charged Recycling Industries, Inc. $96,696 for workers' compensation coverage.

     The liability due to related companies of $334,476 is to Recycling Industries, Inc.

     Mortgage Receivable
     Statewide Environmental Contractors, Inc. assumed a mortgage receivable from Edison Disposal, Inc. under the plan of merger adopted July 20, 1993. The original note, dated July 1983, of $194,700 calls for 360 monthly payments of $1,566 including interest at 9% per annum. The balance as of December 31, 1995 was $165,383. The note is due from a shareholder and is secured by real estate located in South Plainfield, NJ.

NOTE RECEIVABLE, RELATED COMPANY

     In August 1995, Statewide advanced $100,743 to Lomac Realty which includes interest at 8% calculated through December 31, 1995.

OPERATING LEASE COMMITMENTS

     The Company leases certain space and equipment under operating leases.

     The following is a schedule of future minimum rental payments (exclusive of common area charges) required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of December 31, 1995.


Year Ending December 31,
     1996                               $        201,624
     1997                                        201,624
     1998                                        201,624
     1999                                         84,010
                                         ---------------
     Total Minimum Lease Payments       $        688,882
                                         ===============

     The leases also contain provisions for the Company to pay a proportionate share of real estate taxes and utilities.

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements


INCOME TAXES

     The income tax provision consists of the following:


                  Federal              State              Total
              ---------------     ---------------     --------------
Current      $         77,000    $         16,701   $         93,701
Deferred             (77,000)                   -           (77,000)
              ---------------     ---------------     --------------
             $              -    $         16,701   $         16,701
              ===============     ===============     ==============


     A reconciliation of the provision for income taxes at the federal statutory rates, with the provision reflected in the financial statement follows.

     Provision of federal statutory income tax rates, with the provision reflected as follows:


Provision of federal statutory income tax rate                 $         21,985
State taxes, net of federal provision                                    16,701
Conversion from cash basis to accrual basis resulting from a
     merger of the Company in 1993                                       31,630
Provision for accounts receivable                                        11,300
Other, net                                                               12,085
Deferred income provision at federal statutory income tax rate         (77,000)
                                                                ---------------
                                                               $         16,701
                                                                ===============


     The tax effect of the primary temporary differences giving rise to the Company's deferred tax liability are as follows:


Provision for accounts receivable reserves                     $       (40,000)
                                                                ===============
Depreciation                                                            182,000
                                                                ===============

     Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to depreciable assets (using accelerated depreciation methods for income tax purposes) and to the allowance for doubtful accounts (deductible for financial statement purposes but not for income tax purposes).


PENSION

     The Company has adopted a pension plan under IRC Section 401(k). Contributions are discretionary and determined annually by management up to a maximum of 6%. This plan covers all non-union employees. Company contributions totaled $47,390 for the year ended December 31, 1995.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     Cash, accounts receivable, notes receivable, mortgages receivable, accounts payable, accrued expenses and notes payable. The carrying value amount approximates fair value because of the short maturity of these instruments.

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements



COMMITMENTS AND CONTINGENCIES

     The Company is contingently liable for claims made for union health benefits. A hearing assessing these benefits was subsequently overturned by an arbitrator and two subsequent hearings have been cancelled by the Union's counsel. The range of potential liability is from $0 to $75,000. Management believes that the outcome of this action will not have a material adverse effect on the Company's financial position or results of operations.

PRIOR PERIOD ADJUSTMENT

     Accumulated deficit at the beginning of 1995 has been adjusted to correct errors made in 1994 and prior. The errors made were as follows:

     Per a July 20, 1993 agreement, the Company converted shares of its preferred stock from a stated value to stock with a par value of $1,000 per share. The prior period adjustment increases the value of the preferred stock to a par value with a corresponding offset to retained earnings.


Conversion of preferred and common stock                  $      6,437,230
                                                           ---------------
Overstatement of assets                                            527,139
Understatement of accounts receivable provision                    127,078
Understatement of deferred tax liability                           219,000
Under accrual of accrued expenses                                   84,933
Adjustment of depreciation from accelerated
     methods to the straight-line method                         (635,063)
                                                           ---------------
         Other prior period adjustments                            323,087
                                                           ---------------
         Total prior period adjustments                   $      6,760,317
                                                           ===============


SUBSEQUENT EVENT

     On April 11, 1996 Statewide executed an agreement of sale for all the issued and outstanding shares of its capital stock of the Company for an amount not to be less than $5,500,000. The purchaser, Continental Waste Industries, Inc. (CWI) shall issue to stockholders of Statewide shares of CWI common stock with a value of $3,500,000 and $2,000,000 of debt of Statewide.

     The transaction closed and shares of common and preferred stock were exchanged on July 1, 1996. Proceeds of $2,000,000 were used to pay off the treasury stock note. The original shareholders of Statewide paid off all remaining note and capital lease obligations with proceeds from sale of the common stock of Recycling Industries and real estate held by Lomac Realty (related parties), which was also purchased by CWI on July 1, 1996.

               [LETTERHEAD OF ROSENBERG RICH BAKER BERMAN & CO.]


                          Independent Auditors' Report


To the Board of Directors and Stockholders of Recycling Industries, Inc.


We have audited the accompanying balance sheet of Recycling Industries, Inc. as of March 31, 1996 and the related statements of operations, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Recycling Industries, Inc. as of March 31, 1996, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.



ROSENBERG RICH BAKER BERMAN & CO.

Bridgewater, New Jersey
July 30, 1996

                           Recycling Industries, Inc.

                              Financial Statements

                            Year Ended March 31, 1996

                           Recycling Industries, Inc.
                        Index to the Financial Statements
                                 March 31, 1996





                                                                    Page

Independent Auditor's Report..................................      F-17

Financial Statements

     Balance Sheet............................................      F-20

     Statement of Operations and Retained Earnings............      F-21

     Statement of Stockholders' Equity........................      F-22

     Statement of Cash Flows..................................      F-23

     Notes to the Financial Statements........................   F-24 - F-27

                           Recycling Industries, Inc.
                                  Balance Sheet
                                 March 31, 1996




           Assets
Current Assets
     Cash                                                     $         26,201
     Accounts receivable trade, net of allowance
      for doubtful accounts of $35,965                                 237,688
     Accounts receivable, related party                                439,580
     Prepaid expenses                                                    1,500
                                                               ---------------
           Total Current Assets                                        704,969
                                                               ---------------

Fixed Assets
     Containers                                                        727,021
     Vehicles                                                          134,462
     Computers                                                          13,189
     Leasehold improvements                                                810
                                                               ---------------
           Total                                                       875,482
Less: accumulated depreciation                                         427,687
                                                               ---------------
           Net Fixed Assets                                            447,795
                                                               ---------------
           Total Assets                                              1,152,764
                                                               ===============

           Liabilities and Stockholders' Equity
Current Liabilities
     Current maturities of capital lease obligations                    13,928
     Accounts payable                                                   57,743
     Accrued expenses                                                  125,005
     Payroll taxes payable                                              24,074
     Deferred income taxes                                             198,000
                                                               ---------------
           Total Current Liabilities                                   418,750
                                                               ---------------

Long-Term Liabilities
     Obligations under capital lease                                    37,301
     Deferred income taxes                                             103,000
                                                               ---------------
           Total Long -Term Liabilities                                140,301
                                                               ---------------

Stockholders' Equity
     Common stock - no par value 100 shares authorized;
       100 shares issued and outstanding                                 3,000
     Retained earnings                                                 590,713
                                                               ---------------
           Total Stockholders' Equity                                  593,713
                                                               ---------------
           Total Liabilities and Stockholders' Equity         $      1,152,764
                                                               ===============

See notes to the financial statements.

                           Recycling Industries, Inc.
                             Statement of Operations
                            Year Ended March 31, 1996








Revenue                                                   $      5,600,611
                                                           ---------------

Operating expenses                                               5,359,692
Depreciation                                                        85,500
                                                           ---------------

     Total Operating Expenses                                    5,445,192
                                                           ---------------

Gross Profit                                                       155,419

General and Administrative Expenses                                471,687
                                                           ---------------

Loss From Operations                                             (316,268)
                                                           ---------------

Other Income (Expense)
     Interest income                                                   871
     Interest expense                                              (5,137)
                                                           ---------------

           Total                                                   (4,266)
                                                           ---------------

Loss Before Income Taxes                                         (320,534)

Benefit From Income Taxes                                          123,000
                                                           ---------------
                                                          $      (197,534)
Net Loss
                                                           ===============






See notes to the financial statements.

                           Recycling Industries, Inc.
                        Statement of Stockholders' Equity
                            Year Ended March 31, 1996










                                                                      Retained
                                      Shares   No Par    Earnings      Total
                                      -------  -------   ---------    ---------

Balance - April 1, 1995 as originally
  reported                               100   $3,000   $  699,751   $  702,751

Prior period adjustments                   -        -       88,496       88,496
                                      -------  ------    ---------    ---------

Balance - April 1, 1995 as restated      100    3,000      788,247      791,247

Net Loss - Year Ended March 31, 1996       -        -    (197,534)    (197,534)
                                      -------  ------    ---------    ---------
                                         100   $3,000   $  590,713   $  593,713
Balance - March 31, 1996
                                      =======  ======    =========    =========





See notes to the financial statements.

                           Recycling Industries, Inc.
                             Statement of Cash Flows
                            Year Ended March 31, 1996




Cash Flows From Operating Activities
Net Loss                                                   $      (197,534)
Adjustments to Reconcile Net Loss to Net Cash Provided
   by Operating Activities
    Depreciation                                                     85,500
    Deferred income taxes                                         (182,000)
Changes in Assets and Liabilities
    Decrease in accounts receivable - trade                         389,120
    Increase in accounts receivable - related party               (102,472)
    Decrease in prepaid expenses                                      1,500
    Decrease in security deposits                                     3,664
    Increase in accounts payable                                     27,449
    Increase in accrued expenses                                     31,992
    (Decrease) in payroll taxes payable                            (21,030)
    (Decrease) in income taxes payable                              (9,479)
                                                            ---------------
           Net Cash Provided by Operating Activities                 26,710
                                                            ---------------

Cash Flows From Investing Activities
    Purchase of vehicles                                           (43,036)
                                                            ---------------
           Net Cash (Used) in Investing Activities                 (43,036)
                                                            ---------------

Cash Flows From Financing Activities
    Principal payments on vehicle equipment notes                  (17,785)
                                                            ---------------
           Net Cash (Used) in Financing Activities                 (17,785)
                                                            ---------------

Net Decrease in Cash                                               (34,111)
Cash at Beginning of Year                                            60,312
                                                            ---------------
Cash at End of Year                                        $         26,201
                                                            ===============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

    Cash paid during the year for:
      Interest                                             $          5,137
      Income taxes                                                      100

SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS
                                                           $         29,125
    Purchase of vehicle through issuance of capital lease


See notes to the financial statements.

                           Recycling Industries, Inc.
                        Notes to the Financial Statements



SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Organization
     Recycling Industries, Inc. operates a material recovery facility to process recyclable material under licensing granted by the State of New Jersey.

     Depreciation
     The cost of property and equipment is depreciated for financial reporting purposes on a straight-line basis over the estimated useful lives of the assets: 5 years for containers, vehicles, and computers and 10 years for leasehold improvements. Repairs and maintenance expenditures which do not extend the useful lives of the related assets are expensed as incurred.

     Income Taxes
     Income taxes are provided for the tax effects of transactions reported in financial statements and consist of deferred taxes related to differences of reporting depreciation differently for financial and income tax reporting. In addition, the Company reports its income tax returns on a cash basis accounting method. The deferred tax liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the liabilities are recovered or settled.

     Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF BUSINESS AND CREDIT RISK / ECONOMIC DEPENDENCY

     The Company provides credit in the normal course of business to customers located in New Jersey. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information.

     The Company's primary customer is Statewide Environmental Contractors, Inc. a related party.

CAPITAL LEASES

     The Company leases certain vehicles under capital leases expiring in various years through 1999. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset at the inception of the lease. The assets are amortized over their estimated productive lives. Amortization of assets under capital leases is included in depreciation expense.

         Properties under capital leases are as follows:


Vehicles                                  $         66,355
Less: accumulated depreciation                      23,585
                                           ---------------
                                          $         42,770
                                           ===============

                           Recycling Industries, Inc.
                        Notes to the Financial Statements





CAPITAL LEASES, Continued

     The following is a schedule of minimum lease payments due under capital leases as of March 31, 1996.


Year Ending March 31,
         1997                                                   $         19,130
         1998                                                             19,130
         1999                                                             17,456
         2000                                                              6,058
                                                                 ---------------
              Total Net Minimum Capital Lease Payments                    61,774
         Less: amounts representing interest                              10,545
                                                                 ---------------
         Present value of net minimum capital lease obligations           51,229
         Less: current maturities of capital leases                       13,928
                                                                 ---------------
         Obligations under capital leases, excluding current    $         37,301
              maturities
                                                                 ===============

OPERATING LEASE COMMITMENTS

     The Company leases certain office and warehouse space and vehicles under operating leases.

     The following is a schedule of future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of March 31, 1996.


Year Ending March 31,          Office Space          Equipment
                              ---------------     ---------------
         1997                $         64,176    $         72,000
         1998                          64,176              32,000
         1999                          26,740                   -
                              ---------------     ---------------
                             $        155,092    $        104,000
                              ===============     ===============


INCOME TAXES

     The income tax benefit is comprised of the following:


                     Federal              State              Total
                 ---------------     ---------------     --------------
Current         $         40,000    $         19,000   $         59,000
Deferred               (134,000)            (48,000)          (182,000)
                 ---------------     ---------------     --------------
                $       (94,000)    $       (29,000)   $      (123,000)
                 ===============     ===============     ==============

                           Recycling Industries, Inc.
                        Notes to the Financial Statements



INCOME TAXES, Continued

     The components of the deferred tax liability consists of the following:


Cash basis for tax reporting                        $        198,000
Depreciation                                                 103,000
                                                     ---------------
                                                    $        301,000
                                                     ===============

RELATED PARTY TRANSACTIONS

     The following transactions occurred between the Company and Statewide Environmental Contractors, Inc. and Lomac Realty, related parties.

     Equipment Repairs and Maintenance
     Amounts incurred for equipment maintenance to Statewide Environmental Contractors, Inc. for the year ended March 31, 1996 totaled $227,729.

     Disposal Income
     The Company bills Statewide Environmental Contractors, Inc. monthly for disposal of refuse and recyclable materials collected at the recycling facility operated by Recycling Industries, Inc., in South Plainfield, New Jersey. For the year ended March 31, 1996, the Company billed $3,188,370 to Statewide Environmental Contractors, Inc. for disposal of waste and recyclable materials.

     Hauling Expense
     The Company subcontracts hauling of processed materials to Statewide Environmental Contractors, Inc. During the year ended March 31, 1996, these costs incurred amounted to $66,900.

     Facility Rental
     The Company leases office and warehouse space in South Plainfield, New Jersey from Lomac Realty and Maurice Kirchoffer. During the year ended March 31, 1996, these costs incurred amounted to $43,560.

     Insurance Expense
     Statewide Environmental Contractors, Inc. pays insurance premiums on behalf of Recycling Industries, Inc. The Company is charged its pro rata share of premiums based upon the coverages allocable. For the year ended March 31, 1996 these premiums totaled $104,181.

     Amounts due from related companies at March 31, 1996 are $439,580.

                           Recycling Industries, Inc.
                        Notes to the Financial Statements




FAIR VALUE OF FINANCIAL INSTRUMENTS

     Cash, accounts receivable, accounts payable, accrued expenses and notes payable:
         The carrying value amount approximates fair value because of the short maturity of these instruments.


PRIOR PERIOD ADJUSTMENT

     Retained earnings at the beginning of the audit period has been adjusted to correct errors made in prior periods.

     These errors are comprised of the following:


Adjustment of depreciation from accelerated methods
 to the straight-line                                      $         289,278
Understatement of allowance for doubtful accounts                    (33,563)
Understatement of accrued expenses                                   (75,067)
Understatement of deferred tax liability                             (92,152)
                                                              ---------------
                                                            $          88,496
                                                              ===============

COMMITMENTS AND CONTINGENCIES

     The Company is contingently liable for claims made for union health benefits. A hearing assessing these benefits was subsequently overturned by an arbitrator and two subsequent hearings have been cancelled by the Union's counsel. The range of potential liability is from $0 to $42,000. Management believes that the outcome of this action will not have a material adverse effect on the Company's financial position or results of operations.


SUBSEQUENT EVENTS

     On April 11, 1996, Recycling Industries, Inc. executed an agreement of sale for all the issued and outstanding shares of its capital stock of the Company for $6,400,000. The transaction closed on July 1, 1996. The purchaser, Continental Waste Industries, Inc. (CWI) paid $4,900,000 and issued a note of $1,500,000 for one year with an option to renew the note for an additional year. The shareholders were to retain current assets to pay off any remaining current liabilities.

               [LETTERHEAD OF ROSENBERG RICH BAKER BERMAN & CO.]


To the Board of Directors and Stockholders of Statewide Environmental Contractors, Inc.


We have reviewed the accompanying balance sheet of Statewide Environmental Contractors, Inc. as of March 31, 1996 and the related statements of income and retained earnings, and cash flows for the three months then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Statewide Environmental Contractors, Inc..

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.



ROSENBERG RICH BAKER BERMAN & CO.


Bridgewater, New Jersey
July 30, 1996

                    Statewide Environmental Contractors, Inc.

                              Financial Statements

                        Three Months Ended March 31, 1996

                    Statewide Environmental Contractors, Inc.
                        Index to the Financial Statements
                                 March 31, 1996





                                                         Page

Accountants' Report on the Financial Statements......    F-28

Financial Statements

     Balance Sheet...................................    F-31

     Statement of Operations.........................    F-33

     Statement of Stockholders' Impairment...........    F-34

     Statement of Cash Flows.........................    F-35

     Notes to the Financial Statements...............  F-36-F-43

                    Statewide Environmental Contractors, Inc.
                                  Balance Sheet
                                 March 31, 1996



           Assets
Current Assets
     Cash                                                   $        154,625
     Accounts receivable, net of allowance for doubtful
       accounts of $118,832                                        1,077,234
     Note receivable - related company                               100,743
     Prepaid expenses                                                 68,021
     Mortgage receivable, current portion                              4,173
     Deferred tax asset                                               80,000
     Bid deposit                                                       3,012
                                                              --------------

           Total Current Assets                                    1,487,808
                                                              --------------

Fixed Assets
     Vehicles                                                      2,677,070
     Containers                                                    1,424,452
     Machinery and equipment                                         153,569
     Leasehold improvements                                          274,936
     Furniture and fixtures                                          257,506
                                                              --------------

           Subtotal                                                4,787,533
     Less: accumulated depreciation and amortization               3,708,529
                                                              --------------
           Total                                                   1,079,004
                                                              --------------

Other Assets
     Mortgage receivable - non-current portion                       160,224
     Customer accounts (net of amortization of $627,279)             115,423
     Security deposits                                                 3,215
                                                              --------------

           Total Other Assets                                        278,862
                                                              --------------
                                                            $      2,845,674
           Total Assets
                                                              ==============




See notes to the financial statements and accountants' report.

           Liabilities and Stockholders' Impairment
Current Liabilities
     Current maturities of long-term debt                               310,396
     Current maturities of capital lease obligations                     76,137
     Accounts payable                                                    96,689
     Accrued expenses                                                   172,664
     Payroll taxes payable                                               39,205
     Due to related company                                             463,274
     Income taxes payable                                                17,000
                                                                 --------------
           Total Current Liabilities                                  1,175,365
                                                                 --------------

Long-Term Liabilities
     Notes payable, less current maturities                           3,283,551
     Capital lease obligations, less current maturities                 167,784
     Deferred income taxes                                              182,000
                                                                 --------------
           Total Long-Term Liabilities                                3,633,335
                                                                 --------------
           Total Liabilities                                          4,808,700
                                                                 --------------

Stockholders' Impairment
     8% noncumulative convertible preferred stock,
       $1,000 par, 7,050 shares authorized and
       issued; 5,875 outstanding                                      5,875,000
     Class A common stock, $1.00 par value; 3,000
       shares authorized and issued;
       2,500 outstanding                                                  2,500
     Class B nonvoting common stock, no par value,
       3,000 shares authorized and issued;
       2,500 outstanding                                                  2,500
     Accumulated deficit                                            (7,019,026)
                                                                 --------------
                                                                    (1,139,026)
     Less: treasury stock                                               824,000
                                                                 --------------
           Total Stockholders' Impairment                           (1,963,026)
                                                                 --------------
           Total Liabilities and Stockholders' Impairment      $      2,845,674
                                                                 ==============

                    Statewide Environmental Contractors, Inc.
                             Statement of Operations
                        Three Months Ended March 31, 1996



Revenue                                                  $      2,251,978
                                                          ---------------

Operating expenses                                              1,778,686
Depreciation                                                       57,714
                                                          ---------------

     Total Operating Expenses                                   1,836,400
                                                          ---------------

Gross Profit                                                      415,578
                                                          ---------------

General and administrative expenses                               449,152
Depreciation and amortization                                      27,124
                                                          ---------------

     Total General and Administrative Expenses                    476,276
                                                          ---------------

Loss From Operations                                             (60,698)
                                                          ---------------

Other Income (Expense)
     Interest expense, net of interest income of $4,438          (71,899)
     Miscellaneous income                                           1,216
                                                          ---------------

           Total Other Income (Expense)                          (70,683)
                                                          ---------------

Loss Before Income Tax Benefit                                  (131,381)

Benefit From Income Taxes                                          40,000
                                                          ---------------
                                                         $       (91,381)
Net Loss
                                                          ===============






See notes to the financial statements and accountants' report.

                    Statewide Environmental Contractors, Inc.
                      Statement of Stockholders' Impairment
                        Three Months Ended March 31, 1996











                               8% Noncumulative           Class A           Class B
                               Preferred Stock          Common Stock      Common Stock
                           -----------------------    ---------------    --------------
                           Convertible   $1,000                $1.00              No      Treasury     Accumulated
                              Shares       Par        Shares    Par      Shares   Par       Stock        Deficit       Total
                           -----------  ----------    ------   ------    ------- ------   ----------   -----------   ------------

Balance - January 1, 1996    5,875      $5,875,000     2,500   $2,500    2,500   $2,500   $(824,000)   $(6,927,645)  $(1,871,645)

Three Months Ended March
31, 1996                        -               -         -        -        -        -           -         (91,381)     (91,381)
                           -------      ----------    ------  -------    ------  ------  -----------   ------------  ------------
                             5,875      $5,875,000     2,500   $2,500    2,500   $2,500   $(824,000)    (7,019,026)  $(1,963,026)
Balance - March 31, 1996
                           =======      ==========    ======= =======    ======  ======  ===========   ============  ============






See notes to the financial statements and accountants' report.

                    Statewide Environmental Contractors, Inc.
                             Statement of Cash Flows
                        Three Months Ended March 31, 1996






Cash Flows From Operating Activities
Net Loss                                                      $       (91,381)
Adjustments to Reconcile Net Loss to Net Cash Provided
   by Operating Activities
    Depreciation and amortization                                       84,838
    Deferred income taxes                                             (40,000)
Changes in Assets and Liabilities
    Accounts receivable                                               (27,110)
    Prepaid expenses                                                  (22,892)
    Accounts payable                                                     (595)
    Accrued expenses                                                   (6,010)
    Payroll taxes payable                                               21,945
    Due to related company                                             128,798
                                                               ---------------
           Net Cash Provided by Operating Activities                    47,593
                                                               ---------------

Cash Flows From Investing Activities
    Purchase of containers                                             (2,468)
    Principal payments on mortgage receivable                              986
                                                               ---------------
           Net Cash Used in Investing Activities                       (1,482)
                                                               ---------------

Cash Flows From Financing Activities
    Principal payments, capitalized lease obligations                 (17,917)
    Principal payments on notes payable                               (83,130)
                                                               ---------------
           Net Cash Used in Financing Activities                     (101,047)
                                                               ---------------
Net (Decrease) in Cash                                                (54,936)
Cash, January 1, 1996                                                  209,561
                                                               ---------------
Cash, March 31, 1996                                          $        154,625
                                                               ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

    Cash paid during the year for:
      Interest                                                $         72,619
      Income taxes                                                           -

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

    The Company purchased equipment in January 1996 which was financed with a $150,111 note.





See notes to the financial statements and accountants' report.

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements






SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Organization
         Statewide Environmental Contractors, Inc. (the "Company") was incorporated in the state of New Jersey in February, 1963. The company is licensed by the State of New Jersey Board of Public Utilities to engage in the business of solid waste collection and disposal. The Company services commercial businesses throughout central New Jersey.

     Depreciation and Amortization
         The cost of property, plant and equipment is depreciated for financial reporting purposes on a straight-line basis over the estimated useful lives of the assets: 7 years for vehicles, 10 years for containers and 5-10 years for furniture and equipment. Leasehold improvements are amortized over the shorter of the estimated useful lives or the underlying lease term. Repairs and maintenance expenditures which do not extend the useful lives of the related assets are expensed as incurred.

         For Federal income tax purposes, depreciation is computed under accelerated methods over the asset's class life.

     Amortization
         Customer accounts are being amortized over 10 years on a straight-line basis.

     Use of Estimates
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF BUSINESS AND CREDIT RISK

     The Company provides credit in the normal course of business to customers located in New Jersey. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information.

     As of the balance sheet date, cash at the Company's financial banking institution exceeded the federally insured limit of $100,000 by $136,119.




See accountants' report on the financial statements.

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements



LONG-TERM DEBT

     Long-term debt consists of the following installment notes.


     Charles Macaluso
         Under an agreement dated August 10, 1992, Statewide Environmental Contractors, Inc. will pay $586,941 to Charles Macaluso in 144 equal monthly installments (beginning August 15, 1992 at $6,515) with interest at 8.5% for the first 60 payments and prime plus 1% for the next 84 payments subject to a minimum rate of 8.5% and a maximum rate of 10%. Real estate, owned by Lomac Realty shall act as collateral, under a fourth mortgage. Certain officers of Statewide Environmental Contractors, Inc. have guaranteed payment of this obligation. This loan was paid off in July 1996 by the officers.
                                                                $        458,768
     Joseph Macaluso
         Under an agreement dated October 23, 1992, Statewide Environmental Contractors, Inc. will pay $112,838 to Joseph Macaluso in 99 equal monthly installments of $1,561 which will include interest at 8% beginning November 25, 1992. Macaluso accepted this note as full and complete settlement of all deferred obligations due to Macaluso under a January 2, 1984 stock transfer and sale of partnership interest. This note is secured with a second mortgage in real property owned by Lomac Realty. This loan was paid off in July, 1996 by the officers.
                                                                          74,867
     Joseph Macaluso
         Under a January 1984 agreement for stock transfer and sale of partnership interest, Statewide Environmental Contractors, Inc. agreed to pay $445,384 to Macaluso in 120 equal monthly installments of $5,642 with interest at 9%, beginning February 1, 1991 until January 1, 2001. This note is secured with a second mortgage in real property owned by Lomac Realty. This loan was paid off in July 1996 by the officers.
                                                                        264,557
     Margaret Macaluso
         Under a January 1984 agreement for stock transfer and sale of partnership interest, Statewide Environmental Contractors, Inc. agreed to pay Robert Macaluso (which was subsequently assigned to Margaret Macaluso) $445,480 beginning February 1, 1991 in 120 equal monthly installments of $5,642 including interest at 9% per annum. This note is secured with a third mortgage interest in property owned by Lomac Realty. This loan was paid off in July, 1996 by the officers.
                                                                $        264,494
     Margaret Macaluso
         Under an  agreement  dated  November  1, 1993  Statewide  Environmental
         Contractors, Inc. agreed to pay Margaret Macaluso $107,197 in settlement of all unpaid obligations under the original January 1984 stock transfer and sale of partnership interest agreement. The $107,197 is payable in 88 equal monthly installments of $1,358, including interest at 3%, beginning November 5, 1993 until February 5, 2001. This note is secured with a third mortgage interest in real property owned by Lomac Realty. The loan was paid off in July, 1996 by the officers.
                                                                          74,429


See accountants' report on the financial statements.

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements

LONG-TERM DEBT, Continued


     State of New Jersey

     $400,000 damage claim settlement payable in 60 monthly installments beginning January 1992 with a $25,000 down payment. The initial 12 monthly installments were $4,583 principal only with no interest. The remaining 48 monthly installments are $8,051 (principal of $6,667 and interest of $1,385) with the final payment in February, 1997. The loan was paid off in July, 1996 by the officers.
                                                                        $ 73,334

     Valley National Bank

     $239,000 vehicle note payable in 60 monthly installments of $3,983 plus interest at the bank's prime lending rate plus 1%. This loan is secured by Valley National's lien and right of set-off on twelve (12) trucks listed in the loan agreement. This loan was paid off in July 1996 by the officers.
                                                                         227,050

     Estate of Former  Shareholder

     Under the Company's shareholders' agreement the Company was obligated to purchase all shares (common and preferred) of a deceased shareholder (December 1994). The sale and loan agreement executed in 1996, with an effective date of January 11, 1995 at an agreed price of $2,000,000. The note requires payments of interest only at 6% from January 1995 to March 1996 and 2% above the one year treasury bill rate thereafter until January 1, 2000 at which time the principal will be paid in 120 equal monthly installments including interest at 2% above the one year treasury bill rate. The loan is secured by a mortgage and collateral assignment of leases on real property located in South Plainfield (owned by Lomac Realty, a related company). Lomac Realty and Recycling Industries, Inc. also guaranteed payment on the loan. The loan was paid off in July, 1996 by Continental Waste Industries in closing of the acquisition (See Subsequent Event note). 2,000,000

     Ford Motor Credit

     Vehicle note payable in 48 monthly installments including interest at 9.9%, of $422. Final payment is due November 1, 1988. The note was paid off by
     the officers of the Company.                                         11,756

     Associates Commercial

     $150,931 vehicle note payable in 60 monthly installments of $3,064 including interest at 8.06% beginning 1996. The note is secured by a vehicle.
                                                                         144,692
                                                                 ---------------
     Total                                                             3,593,947
     Less:  current portion                                              310,396
                                                                 ---------------
     Long-Term Portion                                               $ 3,283,551
                                                                 ===============

Following are maturities of long-term debt as of March 31, 1996 for each of the next five years:

1997                             $        310,396
1998                                      253,768
1999                                      269,901
2000                                      335,574
2001                                      457,738
Thereafter                              1,966,570
                                  ---------------
                                 $      3,593,947
                                  ===============

See accountants' report on the financial statements.

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements





CAPITAL LEASE OBLIGATIONS

     The Company leases certain vehicles under capital leases expiring in various years through 1999. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset at the inception of the lease. The assets are amortized over their estimated productive lives. Amortization of assets under capital leases is included in depreciation expense.

         Properties under capital leases are as follows:


Vehicles                             $        227,932
Office equipment                               36,997
Machinery and equipment                       139,101
                                      ---------------
                                              404,030
Less: accumulated depreciation                114,923
                                      ---------------
                                     $        289,107
                                      ===============


     The Company is the lessee of vehicles, communication equipment and computer equipment under capital leases expiring in various years through March 1999. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The assets are depreciated over the lower of their related lease terms or their estimated productive lives. Depreciation of assets under capital leases is included in depreciation expense.

     The Company is obligated under the following capital leases:


                                Net
                              Present
                              Value of                                  Capital-
                    Original  Minimum    Final      Monthly    Capital-   ized
                      Lease    Lease    Payment      Lease       ized   Interest
        Lessor         Date   Payments   Date     Obligation     Cost      Rates
- -------------------- -------  --------  --------  -----------  --------- -------
RDL Leasing           7-93     $ 6,178  7-01-97   $  437.84    $ 14,842     19%
Bell Atlantic Tricon  8-91       1,728  5-01-96      308.19      11,355     24
Bell Atlantic Tricon  8-93       4,635  7-01-97      306.80      10,800     17
Texton Financial      6-94      50,792  3-15-98    2,417.00      91,832     13
Texton Financial      7-94      79,743  7-01-99    2,444.00     136,100     13
Texton Financial     12-94     100,845  12-15-99   2,825.60     139,101     13
                              --------            ----------   ---------
                               243,921            $8,739.43    $404,030
                              ========            ==========   =========




See accountants' report on the financial statements.

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements



CAPITAL LEASE OBLIGATIONS, Continued

     Minimum future lease payments under capital leases as of March 31, 1996 for the next five years are:


1997                                                  $        103,332
1998                                                            95,524
1999                                                            63,235
2000                                                            35,206
2001                                                                 -
                                                        --------------
Total Minimum Lease Payments                                   297,297
Less: Amount representing interest                              53,376
                                                        --------------
Present Value of Net Minimum Lease Payments                    243,921
Less: current maturities of capital lease obligations           76,137
                                                        --------------
Obligations under capital leases, excluding current   $        167,784
maturities
                                                        ==============

RELATED PARTY TRANSACTIONS

     Statewide Environmental Contractors, Inc. rents office, yard and garage space from the entities and individuals listed below whose owners are officers and shareholders of Statewide Environmental Contractors, Inc. For the three months ended March 31, 1996 rent expense was paid to the following related entities under operating leases:



Lomac Realty                                        $           6,327
Lincoln Blvd. Associates                                        8,577
Nick Lemmo                                                      4,800
Dilex Realty                                                   32,217
                                                      ---------------
     Total                                          $          51,921
                                                      ===============


     Disposal Costs
     For the three months ended March 31, 1996, Statewide Environmental Contractors, Inc. was charged $928,912 by Recycling Industries, a company controlled by officers/shareholders of Statewide Environmental Contractors, Inc. for disposal at Recycling Industries' material recovery facility.

     Revenue
     For the three months ended March 31, 1996, Statewide Environmental Contractors, Inc. was charged $9,000 by Recycling Industries, Inc. for outbound hauling from Recycling Industries material recovery facility.

     Equipment Repairs
     For the three months ended March 31, 1996, Statewide Environmental Contractors, Inc. was charged $46,464 by Recycling Industries, Inc. for its vehicle and equipment repairs.

See accountants' report on the financial statements.

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements






RELATED PARTY TRANSACTIONS, Continued

     Insurance
     Statewide Environmental Contractors, Inc.'s insurance policies included Recycling Industries, Inc. operations. For the three months ended March 31, 1996, Statewide charged $20,333 for workers' compensation coverage.

     The liability due to related companies of $463,274 is to Recycling Industries, Inc.

     Mortgage Receivable
     Statewide Environmental Contractors, Inc. assumed a mortgage receivable from Edison Disposal, Inc. under the plan of merger adopted July 20, 1993. The original note, dated July 1983, of $194,700 calls for 360 monthly payments of $1,566 including interest at 9% per annum. The balance as of March 31, 1996 was $164,397. The note is due from a shareholder and is secured by real estate located in South Plainfield, NJ.

NOTE RECEIVABLE, RELATED COMPANY

     In August 1995, Statewide advanced $100,743 to Lomac Realty which included interest at 8% calculated through December 31, 1995.

OPERATING LEASE COMMITMENTS

     The Company leases certain space and equipment under operating leases.

     The following is a schedule of future minimum rental payments (exclusive of common area charges) required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of March 31, 1996.


Year Ending March 31,
     1997                                  $        201,624
     1998                                           201,624
     1999                                           201,624
     2000                                            33,604
                                            ---------------
     Total Minimum Lease Payments          $        638,476
                                            ===============

     The leases also contain provisions for Statewide to pay a proportionate share of real estate taxes and utilities.








See accountants' report on the financial statements.

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements



INCOME TAXES

     The income tax provision consists of the following:


                    Federal              State              Total
                ---------------     ---------------     --------------
Current        $              -    $              -   $              -
Deferred               (33,000)             (7,000)           (40,000)
                ---------------     ---------------     --------------
               $       (33,000)    $        (7,000)   $       (40,000)
                ===============     ===============     ==============

     A reconciliation of the provision for income taxes at the federal statutory rates, with the provision reflected in the financial statement follows.

     Provision of federal statutory income tax rates, with the provision reflected as follows:


Provision of federal statutory income tax rate        $       (35,000)
State taxes, net of federal provision                          (5,000)
                                                       ---------------
                                                      $       (40,000)
                                                       ===============

     The tax effect of the primary temporary differences giving rise to the Company's deferred taxes are as follows:


Tax effect on net operating loss                  $         40,000
Provision for accounts receivable reserves                  40,000
                                                   ---------------
Deferred tax asset                                $         80,000
                                                   ===============
                                                  $        182,000
Deferred Tax Liability - Depreciation
                                                   ===============


     Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to depreciable assets (using accelerated depreciation methods for income tax purposes) and to the allowance for doubtful accounts (deductible for financial statement purposes but not for income tax purposes) and to the net operating loss.

PENSION

     The  Company  has  adopted  a  pension  plan  under  IRC  Section   401(k).
     Contributions are discretionary and are determined annually by management up to a maximum of 6%. This plan covers all non-union employees. Company contributions totaled $13,190 for the three months ended March 31, 1996.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     Cash, accounts receivable, notes receivable, mortgages receivable, accounts payable, accrued expenses and notes payable. The carrying value amount approximates fair value because of the short maturity of these instruments.



See accountants' report on the financial statements.

                    Statewide Environmental Contractors, Inc.
                        Notes to the Financial Statements



COMMITMENTS AND CONTINGENCIES

     The Company is contingently liable for claims made for union health benefits. A hearing assessing these benefits was subsequently overturned by an arbitrator and two subsequent hearings have been canceled by the Union's counsel. The range of potential liability is from $0 to $75,000. Management believes that the outcome of this action will not have a material adverse effect on the Company's financial position or results of operations.

SUBSEQUENT EVENT

     On April 11, 1996 Statewide executed an agreement of sale for all the issued and outstanding shares of its capital stock of the Company for an amount not to be less than $5,500,000. The purchaser, Continental Waste Industries, Inc. (CWI) shall issue to stockholders of Statewide shares of CWI common stock with a value of $3,500,000 and $2,000,000 of debt of Statewide.

     The transaction closed and shares of its common and preferred stock were exchanged on July 1, 1996. Proceeds of $2,000,000 were used to pay off the treasury stock note. The original shareholders of Statewide paid off all remaining note and capital lease obligations with proceeds from sale of the common stock of Recycling Industries and real estate held by Lomac Realty (related parties), which was also purchased by CWI on July 1, 1996.


See accountants' report on the financial statements.

               [LETTERHEAD OF ROSENBERG RICH BAKER BERMAN & CO.]


To the Board of Directors and Stockholders of Recycling Industries, Inc.


We have reviewed the accompanying balance sheet of Recycling Industries, Inc. as of March 31, 1996 and the related statements of income and retained earnings, and cash flows for the three months then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Recycling Industries, Inc..

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.



ROSENBERG RICH BAKER BERMAN & CO.


Bridgewater, New Jersey
July 30, 1996

                           Recycling Industries, Inc.

                              Financial Statements

                        Three Months Ended March 31, 1996

                           Recycling Industries, Inc.
                        Index to the Financial Statements
                                 March 31, 1996




                                                       Page

Accountants' Report on the Financial Statements......   F-44

Financial Statements

     Balance Sheet...................................   F-47

     Statement of Income and Retained Earnings.......   F-48

     Statement of Cash Flows.........................   F-49

     Notes to the Financial Statements............... F-50 - F-53

                           Recycling Industries, Inc.
                                  Balance Sheet
                                 March 31, 1996




           Assets
Current Assets
     Cash                                                     $         26,201
     Accounts receivable trade, net of allowance for
      doubtful accounts of $35,965                                     237,688
     Accounts receivable, related party                                439,580
     Prepaid expenses                                                    1,500
                                                               ---------------
           Total Current Assets                                        704,969
                                                               ---------------

Fixed Assets
     Containers                                                        727,021
     Vehicles                                                          134,462
     Computers                                                          13,189
     Leasehold improvements                                                810
                                                               ---------------
           Total                                                       875,482
Less: accumulated depreciation                                         427,687
                                                               ---------------
           Net Fixed Assets                                            447,795
                                                               ---------------
           Total Assets                                              1,152,764
                                                               ===============

           Liabilities and Stockholders' Equity
Current Liabilities
     Current maturities of capital lease obligations                    13,928
     Accounts payable                                                   57,743
     Accrued expenses                                                   125,005
     Payroll taxes payable                                              24,074
     Deferred income taxes                                             198,000
                                                               ---------------
           Total Current Liabilities                                   418,750
                                                               ---------------

Long-Term Liabilities
     Obligations under capital lease                                    37,301
     Deferred income taxes                                             103,000
                                                               ---------------
           Total Long-Term Liabilities                                 140,301
                                                               ---------------

Stockholders' Equity
     Capital stock - no par value 100 shares authorized; 100
       issued and outstanding                                            3,000
     Retained earnings                                                 590,713
                                                               ---------------
           Total Stockholders' Equity                                  593,713
                                                               ---------------
           Total Liabilities and Stockholders' Equity         $      1,152,764
                                                               ===============

See notes to the financial statements and accountants' report.

                           Recycling Industries, Inc.
                    Statement of Income and Retained Earnings
                        Three Months Ended March 31, 1996









Revenue                                                      $      1,485,292
                                                              ---------------

Operating expenses                                                  1,234,346
Depreciation                                                           42,631
                                                              ---------------

     Total Operating Expenses                                       1,276,977
                                                              ---------------

Gross Profit                                                          208,315

General and Administrative Expenses                                   159,654
                                                              ---------------

Income From Operations                                                 48,661
                                                              ---------------

Other Income (Expense)
Miscellaneous                                                           2,312
Interest expense, net of interest income of $182                      (1,593)
                                                              ---------------

           Total Other Income (Expense)                                   719
                                                              ---------------

Income Before Income Taxes                                             49,380

Income Taxes                                                           18,764
                                                              ---------------

Net Income                                                             30,616

Retained Earnings - Beginning                                         560,097
                                                              ---------------
                                                             $        590,713
Retained Earnings - Ending
                                                              ===============





See notes to the financial statements and accountants' report.

                           Recycling Industries, Inc.
                             Statement of Cash Flows
                        Three Months Ended March 31, 1996








Cash Flows From Operating Activities
Net Income                                                 $         30,616
Adjustments to Reconcile Net Income to Net Cash (used) in
    Operating Activities
    Depreciation                                                     42,631
    Deferred income taxes                                             1,360
Changes in Assets and Liabilities
    Increase in accounts receivable-trade                          (27,016)
    Increase in accounts receivable-related party                 (105,104)
    Decrease in prepaid expenses                                     16,631
    Decrease in accounts payable                                   (19,301)
    Increase in accrued expenses                                     45,389
    Increase in payroll taxes payable                                 9,749
                                                            ---------------
           Net Cash (Used) in Operating Activities                  (5,045)
                                                            ---------------

Cash Flows From Financing Activities
    Principal payments on capital lease obligations                 (3,238)
                                                            ---------------
           Net Cash (Used) in Financing Activities                  (3,238)
                                                            ---------------

Net (Decrease) in Cash                                              (8,283)
Cash - Beginning of Period                                           34,484
                                                            ---------------
Cash - End of Period                                       $         26,201
                                                            ===============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

    Cash paid during the year for:
      Interest                                             $          1,775
      Income taxes                                                        -







See notes to the financial statements and accountants' report.

                           Recycling Industries, Inc.
                        Notes to the Financial Statements



SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Organization
         Recycling Industries, Inc. operates a material recovery facility to process recyclable material under licensing granted by the State of New Jersey.

     Depreciation
         The cost of property and equipment is depreciated for financial reporting purposes on a straight-line basis over the estimated useful lives of the assets: 5 years for containers, vehicle, and computers and 10 years for leasehold improvements. Repairs and maintenance expenditures which do not extend the useful lives of the related assets are expensed as incurred.

     Income Taxes
         Income taxes are provided for the tax effects of transactions reported in financial statements and consist of deferred taxes related to differences of reporting depreciation differently for financial and income tax reporting. In addition, the Company reports its income tax returns on a cash basis accounting method. The deferred tax liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the liabilities are recovered or settled.

     Use of Estimates
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF BUSINESS AND CREDIT RISK / ECONOMIC DEPENDENCY

     The Company provides credit in the normal course of business to customers located in New Jersey. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information.

     The Company's primary customer is Statewide Environmental Contractors, Inc. a related party.

CAPITAL LEASES

     The Company leases certain vehicles under capital leases expiring in various years through 1999. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset at the inception of the lease. The assets are amortized over their estimated productive lives. Amortization of assets under capital leases is included in depreciation expense.

         Properties under capital leases are as follows:


Vehicles                                      $         66,355
Less: accumulated depreciation                          23,585
                                               ---------------
                                              $         42,770
                                               ===============

See accountants' report on the financial statements.

                           Recycling Industries, Inc.
                        Notes to the Financial Statements




CAPITAL LEASES, Continued

     The following is a schedule of minimum lease payments due under capital leases as of March 31, 1996.


Year Ending March 31,
         1997                                                   $         19,130
         1998                                                             19,130
         1999                                                             17,456
         2000                                                              6,058
                                                                 ---------------
              Total Net Minimum Capital Lease Payments                    61,774
         Less: amounts representing interest                              10,545
                                                                 ---------------
         Present value of net minimum capital lease obligations           51,229
         Less: current maturities of capital leases                       13,928
                                                                 ---------------
         Obligations under capital leases, excluding current    $         37,301
maturities
                                                                 ===============

OPERATING LEASE COMMITMENTS

     The Company leases certain office and warehouse space and vehicles under operating leases.

     The following is a schedule of future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of March 31, 1996.


Year Ending March 31,         Office Space          Equipment
                             ---------------     ---------------
         1997               $         64,176    $         72,000
         1998                         64,176              32,000
         1999                         26,740                   -
                             ---------------     ---------------
                            $        155,092    $        104,000
                             ===============     ===============

INCOME TAXES

     The income tax expense is comprised of the following:


                   Federal              State              Total
               ---------------     ---------------     --------------
Current       $         12,404    $          5,000   $         17,404
Deferred                 1,000                 360              1,360
               ---------------     ---------------     --------------
              $         13,404    $          5,360   $         18,764
               ===============     ===============     ==============




See accountants' report on the financial statements.

                           Recycling Industries, Inc.
                        Notes to the Financial Statements





INCOME TAXES, Continued

     The components of the deferred taxes liability consists of the following:


Cash basis for tax reporting                 $        198,000
Depreciation                                          103,000
                                              ---------------
                                             $        301,000
                                              ===============

RELATED PARTY TRANSACTIONS

     The following transactions occurred between the Company and Statewide Environmental Contractors, Inc. and Lomac Realty, related parties.

     Equipment Repairs and Maintenance
     Amounts  incurred for  equipment  maintenance  to  Statewide  Environmental
     Contractors,  Inc.  for the  three  months  ended  March 31,  1996  totaled
     $46,464.

     Disposal Income
     The Company bills Statewide Environmental Contractors, Inc. monthly for disposal of refuse and recyclable materials collected at the recycling facility operated by Recycling Industries, Inc., in South Plainfield, New Jersey. For the three months ended March 31, 1996, the Company billed $928,912 to Statewide Environmental Contractors, Inc. for disposal of waste and recyclable materials.

     Hauling Expense
     The Company subcontracts hauling of processed materials to Statewide Environmental Contractors, Inc. For the three months ended March 31, 1996, the Company incurred costs of $9,000, to Statewide Environmental Contractors, Inc.

     Facility Rental
     The Company leases office and warehouse space in South Plainfield, New Jersey from Lomac Realty and Maurice Kirchoffer. For the three months ended March 31, 1996, these costs incurred amounted to $13,840.

     Insurance Expense
     Statewide Environmental Contractors, Inc. pays insurance premiums on behalf of the Recycling Industries, Inc. Recycling Industries, Inc. is charged its pro rata share of premiums based upon the coverages allocable to that company. For the three months ended March 31, 1996 these premiums totaled $20,233.

     Amounts due from related companies at March 31, 1996 are $439,580.



See accountants' report on the financial statements.

                           Recycling Industries, Inc.
                        Notes to the Financial Statements





FAIR VALUE OF FINANCIAL INSTRUMENTS

     Cash, accounts receivable, accounts payable, accrued expenses and notes payable:
         The carrying value amount approximates fair value because of the short maturity of these instruments.


COMMITMENTS AND CONTINGENCIES

     The Company is contingently liable for claims made for union health benefits. A hearing assessing these benefits was subsequently overturned by an arbitrator and two subsequent hearings have been cancelled by the Union's counsel. The range of potential liability is from $0 to $42,000. Management believes that the outcome of this action will not have a material adverse effect on the Company's financial position or results of operations.


SUBSEQUENT EVENTS

     On April 11, 1996 Recycling Industries, Inc. executed an agreement of sale for all the issued and outstanding capital stock of the Company for $6,400,000. The transaction closed on July 1, 1996. The purchaser, Continental Waste Industries, Inc. (CWI) paid $4,900,000 and issued a note of $1,500,000 for one year with an option to renew the note for an additional one year. Shareholders' were to retain current assets to pay off any remaining current liabilities.




See accountants' report on the financial statements.

                            CONTINENTAL WASTE INDUSTRIES, INC. AND SUBSIDIARIES
                                  UNAUDITED ADJUSTED COMBINING BALANCE SHEET
                                            AS OF MARCH 31, 1996
                                               (In thousands)



                                       Continental
                                          Waste                              Pro Forma
                                    Industries, Inc. Statewide  Adjustments  Combined
                                    ---------------  ---------  -----------  ---------

CURRENT ASSETS:
  Cash and cash equivalents............  $  1,924    $  181      $(2,000)    $   105
  Accounts and note receivable.........     8,861     1,315             -     10,176
  Other current assets.................     7,581       697         (440)      7,838
                                         --------    ------      --------    -------
    Total current assets...............

                                           18,366     2,193       (2,440)     18,119

LANDFILLS, PROPERTY AND EQUIPMENT,
  net..................................
EXCESS COST OVER FAIR VALUE............    85,292     1,527         4,296     91,115
OTHER ASSETS...........................    15,432         -         7,712     23,144
                                           14,842       279         6,700     21,221
                                         --------    ------      --------    -------


                                         $133,932    $3,999       $16,268   $154,199
                                         --------    ------      --------   --------
                                         --------    ------      --------   --------

CURRENT LIABILITIES:
  Notes Payable and current maturities
    of long-term debt..................  $  2,581    $  400        $(400)   $  2,581
  Accounts Payable.....................     2,933       155             -      3,088
  Other accrued liabilities............     7,924     1,040         (440)      8,524
                                         --------    ------      --------   --------
    Total current liabilities..........

                                           13,438     1,595         (840)     14,193
LONG-TERM DEBT.........................    27,488     3,489         4,211     35,188
ACCRUED LANDFILL CLOSURE COSTS.........     6,970         -             -      6,970
OTHER LONG-TERM LIABILITIES............    10,624       284             -     13,536

STOCKHOLDERS' EQUITY:
  Equity of acquired companies.........         -    (1,369)        2,628          -
  Common Stock.........................         8         -             -          8
  Additional paid-in capital...........    65,113         -         8,900     74,013
  Retained earnings....................    10,763         -             -     10,763
  Treasury stock.......................     (472)         -             -      (472)
                                         --------   -------      --------   --------
    Total Stockholders' equity.........

                                           75,412   (1,369)        10,269     84,312
                                         --------   -------      --------   --------


                                         $133,932   $3,999       $16,268    $154,199
                                         --------  -------       --------   --------
                                         --------  -------       --------   --------





                   The accompanying  Notes to  Unaudited  Pro Forma
                       Combining   Financial   Statements   are  an
                        integral part of this balance sheet.

                                     CONTINENTAL WASTE INDUSTRIES, INC.
                               UNAUDITED PRO FORMA COMBINING STATEMENT OF INCOME
                                     FOR THE YEAR ENDED DECEMBER 31, 1995
                                     (In thousands except per share data)


                                       Continental      Businesses
                                          Waste          Acquired    Pro Forma    Pro Forma                Pro Forma   Pro Forma
                                     Industries, Inc.    in 1995     Adjustments   Subtotal   Statewide   Adjustments   Combined

Revenue                                  $47,815         $6,353           -       $54,168      $15,017    ($3,029)      $66,156

Costs and expenses:
  Operating expenses                      22,182          5,210         176        27,568       12,321     (3,029)       36,860
  General and administrative
    expenses                               6,882            840           -         7,722        2,150     (1,040)        8,832
  Depreciation and amortization            6,863              -           -         6,863          537         434        7,834
  Office closing charge                    1,500              -           -         1,500            -           -        1,500

        Income from operations            10,388            303       (176)        10,515            9         606       11,130

Other income (expenses):
  Interest expense                       (2,659)           (97)       (137)       (2,893)        (309)       (386)      (3,588)
  Other income (expenses), net               205              1        (10)           196           45           -          241

        Other income (expenses), net     (2,454)           (96)       (147)       (2,697)        (264)       (386)      (3,347)

Income before income taxes                 7,934            207       (323)         7,818        (255)         220        7,783
Provision (benefit) for income taxes       3,297            104        (96)         3,305        (106)         123        3,322


Net income                                $4,637           $103      ($227)        $4,513       ($149)         $97       $4,461

EARNINGS PER SHARE                         $0.38                                    $0.37                                 $0.35
 Weighted average common and
  common equivalent Shares                12,025                        31         12,056         556                    12,612



                      The accompanying Notes to Unaudited Pro Forma Combining
                    Financial Statements are an integral part of this statement.

               CONTINENTAL WASTE INDUSTRIES, INC. AND SUBSIDIARIES
                UNAUDITED PRO FORMA COMBINING STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1996
                      (In thousands except per share data)






                                          Continental
                                             Waste                   Pro Forma   Pro Forma
                                       Industries, Inc.  Statewide  Adjustments   Combined
                                       ----------------  ---------  -----------  ---------

REVENUE..................................  $13,934       $3,737      $(929)        $16,742
COSTS AND EXPENSES:
  Operating expenses.....................    7,439        3,113       (929)          9,623
  General and administrative expenses....    1,497          508       (185)          1,820
  Depreciation and amortization..........    2,288          128         108          2,524
                                           -------      -------    --------        -------
  Income from operations.................    2,710         (12)          77          2,775
OTHER INCOME (EXPENSES):
  Interest expense.......................    (456)         (78)        (72)          (606)
  Other income (expense), net............      (8)            8           -              -
                                           -------      -------    --------        -------
  Income before income taxes.............    2,246         (82)           5          2,169
PROVISION (BENEFIT) FOR INCOME TAXES.....
                                               929         (21)          10            918
                                           -------      -------    --------        -------

 Net income.............................   $ 1,317      $  (61)        $(5)       $  1,251
                                           -------      -------    --------       --------
                                           -------      -------    --------       --------

EARNINGS PER SHARE....................... $   0.09                                $   0.08
  Weighted average common and common
    equivalent shares....................   14,577                      556         15,133






                  The accompanying Notes to Unaudited Pro Forma
     Combining Financial Statements are an integral part of this statement.

               CONTINENTAL WASTE INDUSTRIES, INC. AND SUBSIDIARIES

           NOTES TO UNAUDITED PRO FORMA COMBINING FINANCIAL STATEMENTS


Note 1. -- Description of Pro Forma Combining Financial Statements

The unaudited pro forma combining financial statements of the Company reflect certain business acquisitions as if such acquisitions had occurred as of March 31, 1996 or as of the beginning of the period presented. The acquisitions included in the pro forma statements are described below:

1995 Acquisitions:

From January 1 to August 15, the Company expanded its operations through the acquisition of six businesses engaged in waste management businesses. Each of these transactions have been accounted for using the purchase method of accounting. The aggregate of these business acquisitions was significant to the Company. These entities included ASCO Sanitation, Inc., Larry's Disposal, Inc., Terre Haute Recycling, Inc., Gilliam Sanitation, Inc., Gilliam Transfer, Inc., Anderson Refuse Company, Inc./M.V. Dulworth, and a 72% interest in Procesa Continental S.A., de C.V.

The aggregate purchase price of these businesses was $8.9 million, plus the assumption or refinancing of $2.1 million of debt and $0.6 million of future contingent payments. The purchase prices were paid by issuing 164,846 Shares of the Company's Common Stock with a market value of $1.1 million at the time of issuance, paying $5.8 million of cash obtained from the Company's credit facility and issuing $2.0 million of notes payable to the Sellers.

None of these acquisitions individually are significant, each with a purchase price and assets less than 10% of the Company's December 31, 1994 assets and each with historical income or loss before income taxes of less than 10% of the Company's income before income taxes and extraordinary gain for the year ended December 31, 1994. In addition, the aggregate of these transactions is less than 10% of the measures described above except for the aggregate of the absolute values of the incomes and losses before income taxes of these entities which total more than 10% but less than 20% of the Company's 1994 income before income taxes and extraordinary gain.

Accordingly, although the acquired businesses are not integral to each other, their financial position and operating results were combined for purposes of the pro forma presentation.

1996 Acquisitions:

On July 1, 1996, the Company purchased Recycling Industries, Inc. and Statewide Environmental Contractors, Inc. and all of the assets of Lomac Realty. These three companies ("Statewide") are all affiliated with each other, and all are engaged in the waste management business.

The Company paid $6.7 million in cash, issued 555,512 Shares of the Company's Common Stock and issued $3.0 million in notes payable to the Sellers for the acquisition. The Company recorded this transaction as a purchase.

For purposes of the accompanying pro forma financial statements, adjustments have been reflected on an estimated basis using the most recent information available. No assurances can be given that the final determination of the fair value of assets acquired and liabilities assumed in the various acquisitions will not differ from the adjustments presented herein. Such determination will be made within one year of the related acquisition and are not expected to be materially different from the estimates used herein.

               CONTINENTAL WASTE INDUSTRIES, INC. AND SUBSIDIARIES

The pro forma financial statements should be read in conjunction with the respective audited and interim financial statements of the Company and the related notes thereto. The pro forma statements are not necessarily indicative of the results that would have been obtained if the acquisitions had been consummated at an earlier date and is not intended to be a projection of future results or trends.

               CONTINENTAL WASTE INDUSTRIES, INC. AND SUBSIDIARIES

           NOTES TO UNAUDITED PRO FORMA COMBINING FINANCIAL STATEMENTS
                                   (Continued)


Note 2.--Adjustments to the March 31, 1996 Combining Balance Sheet(in thousands)




Cash
  Use of cash for acquisitions...............       $(2,000)
                                                    --------
                                                    --------

Other current assets--
  Elimination of intercompany receivables....       $    440
                                                    --------
Landfills, property and equipment, net
  Revaluation of assets......................       $  4,296
                                                    --------
                                                    --------

Excess cost over fair value, net.............       $  7,712
                                                    --------
                                                    --------

Other Assets
  Revaluation of permit......................       $ 6,700
                                                    -------
                                                    -------

Current maturities of long-term debt
  Elimination of debt retained by Sellers....       $   400
                                                    -------
                                                    -------

Other accrued liabilities
  Elimination of intercompany payables.......       $   440
                                                    -------
                                                    -------

Long-term debt
  Borrowing under the Credit Facility to
   finance the acquisition.....................    $ 4,700
  Notes payable to Sellers of Statewide
   at an imputed interest of 9.0%..............      3,000
  Elimination of debt retained by Sellers......     (3,489)
                                                   --------
                                                   $ 4,211
                                                   --------
                                                   --------

Other Long-Term Liabilities
  Deferred tax liability related to
   revaluation of assets..................         $ 2,628
                                                   -------
                                                   -------
Equity in acquired companies
  Elimination of equity of acquired companies..    $ 1,369
                                                   -------
                                                   -------

Common Stock
  Issuance of Shares to acquire companies..        $    -
                                                   -------
                                                   -------

Additional paid in capital
  Issuance of Shares to acquire companies...       $ 8,900
                                                   -------
                                                   -------

               CONTINENTAL WASTE INDUSTRIES, INC. AND SUBSIDIARIES

Note 3. -- Adjustments to Combining Statements of Income

Operating results of acquired businesses for periods prior to their acquisition by the Company are included in the "Statewide" and "Businesses Acquired in 1995" columns, as appropriate. Pre-acquisition periods for each acquired business extend to their respective acquisition dates which are as follows:

                  ASCO Sanitation, Inc.                            April 1, 1995
                  Larry's Disposal, Inc.                          April 28, 1995
                  Terre Haute Recycling, Inc.                      July 17, 1995
                  Gilliam Sanitation, Inc.                         July 18, 1995
                  Gilliam Transfer, Inc.                           July 18, 1995
                  Anderson Refuse Company, Inc.                   August 1, 1995
                  M.V. Dulworth                                   August 1, 1995
                  Procesa Continental S.A., de C.V.              August 15, 1995
                  Statewide                                         July 1, 1996


Pro forma adjustments for "Business Acquired in 1995"
  (in thousands) --                                                For the Year
                                                                       ended
                                                               December 31, 1995
                                                               -----------------


Operating expenses --
  Record depreciation of other property
     revaluation adjustments...........................                $  32
  Record amortization of goodwill from
     all acquisitions over 25 years....................                  144
                                                                     --------

                                                                       $ 176
                                                                     --------
                                                                     --------

Interest expense --
  Record interest expense on additional borrowings
    under the Credit Facility to finance the acquisitions.             $(110)
  Record interest expense on notes due to sellers.........               (27)
                                                                     --------

                                                                       $(137)
                                                                     --------
                                                                     --------

Other income (expense), net --
  Eliminate the Company's minority interest related
    to Victory and GEM.....................                            $(68)
  Record the Company's minority interest related to Procesa....          58
                                                                     -------


                                                                       $(10)
                                                                     -------
                                                                     -------

Benefit for income taxes --
  Record income tax effect of above adjustments..............          $(96)
                                                                     -------
                                                                     -------

Primary and fully dilutive weighted average shares --
  Issuance of Shares to acquire companies....................            31
                                                                     -------
                                                                     -------

               CONTINENTAL WASTE INDUSTRIES, INC. AND SUBSIDIARIES

Note 3. -- Adjustments to Combining Statements of Income (Continued)


Pro forma adjustments for "Statewide"          For the Year       For the Three
        (in thousands) --                         ended            Months ended
                                               Dec. 31, 1995      March 31, 1996
                                               -------------      --------------
Revenue
  Elimination of intercompany revenue.........     $(3,029)        $(929)
                                                   --------        ------
                                                   --------        ------

Operating expenses
  Elimination of intercompany disposal costs.....  $(3,029)        $(929)
                                                   --------        ------
                                                   --------        ------

General and administrative expenses
  Elimination of former owners' salaries.........  $(1,015)        $(179)
  Elimination of intercompany rent...............      (25)           (6)
                                                   --------        ------
                                                   $(1,040)        $(185)
                                                   --------        ------
                                                   --------        ------

Depreciation and amortization
  Record depreciation of other property
     revaluation adjustments.............           $  242         $  60
  Record amortization of goodwill from all
     acquisitions over 40 years.......                 192            48
                                                   -------         ------
                                                    $  434         $ 108
                                                   -------         ------
                                                   -------         ------
Interest expense --
  Record interest expense on additional
      borrowings under the Credit
    Facility to finance the acquisitions......     $ (425)        $ (83)
  Record interest expense on notes due
     to Sellers......                                (270)          (67)
  Eliminate non-recurring interest expense....        309            78
                                                   -------        ------
                                                   $ (386)         $  72
                                                   -------        ------
                                                   -------        ------

Provision (Benefit) for income taxes --
  Record income tax effect of above adjustments
     at the Company's statutory income tax
       rate (40%)..                                $  123         $ 110
                                                   ------         -----
                                                   ------         -----

Primary and fully dilutive weighted average
       shares --
  Issuance of Shares to acquire companies.....        555           555
                                                   ------         -----
                                                   ------         -----

                                   SIGNATURE:


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                        Continental Waste Industries, Inc.



                        By:   /s/ Carlos E. Aguero
                            Carlos E. Aguero
                            President and Chief Executive Officer


Dated:   August 9, 1996